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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NETRATINGS, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                                 77-0461990
       (State of incorporation)            (I.R.S. Employer Identification No.)

          830 Hillview Court
               Suite 225
             Milpitas, CA                                  95035
(Addess if principal executive offices)                 (Zip Code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

        Title of each class                Name of each exchange on which
        to be so registered                each class is to be registered

          Not applicable                                None

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value

                                (Title of class)


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     ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information contained in "Capitalization" in the Registrant's Registration Statement on Form S-1 (Commission File No. 333-87717) filed with the Securities and Exchange Commission (the "Form S-1") is hereby incorporated by reference.

     ITEM 2.  EXHIBITS.

              The following exhibits are filed as part of this Registration
Statement:

                        1. Fourth Restated Certificate of Incorporation, dated as of September 21, 1999, of the Registrant, incorporated by reference to Exhibit 3.1 to Form S-1.

                        2. Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to Form S-1.

                        3. Second Restated Rights Agreement, dated as of September 22, 1999, of the Registrant, incorporated by reference to Exhibit 4.1 to Form S-1.

                        4. Second Restated Stockholders Agreement, dated as of September 22, 1999, as amended, by and among the Registrant and the stockholders named therein, incorporated by reference to Exhibit 4.1 to Form S-1.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       NETRATINGS, INC.


Date:  November 2, 1999

                                       By: /s/  David J. Toth
                                          --------------------------------
                                          David J. Toth
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX



EXHIBIT                        DESCRIPTION

  1 Fourth Restated Certificate of Incorporation, dated as of September 21, 1999, of the Registrant, incorporated by reference to Exhibit 3.1 to Form S-1.

  2             Bylaws of the Registrant, incorporated by reference to Exhibit
                3.4 to Form S-1.

  3 Second Restated Rights Agreement, dated as of September 22, 1999, of the Registrant, incorporated by reference to Exhibit
                4.1 to Form S-1.

  4 Second Restated Stockholders Agreement, dated as of September 22, 1999, as amended, by and among the Registrant and the stockholders named therein, incorporated by reference to
                Exhibit 4.1 to Form S-1.